PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	September 30, 2023	September 30, 2022

Buildings	$11,621,665	$967,530
Machinery, equipment and furniture	6,207,931	1,866,760
Motor Vehicles	210,201	201,537
Construction-in-progress (“CIP”) (1)	5,582,213	20,274,698
Subtotal	23,622,010	23,310,525
Less: accumulated depreciation	(2,557,967)	(1,686,088)
Property, plant and equipment, net	$21,064,043	$21,624,437

Depreciation expense was $945,507, $210,916 and $219,906 for the years ended September 30, 2023, 2022 and 2021, respectively.

(1)	Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s subsidiary, Xi’an App-Chem Bio (Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”), Shaanxi Province, with total budget of RMB 95.0 million (approximately $13.4 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The total budget increased to RMB 114.0 million (approximately $16.0 million) on July 2, 2021 due to increased material and labor cost, as well as longer construction period caused by COVID-19 pandemic. The construction of Tongchuan Project was fully completed and put into production in December 2022, of which $10,678,336 and $4,305,847 were transferred to Buildings and Machinery, equipment and furniture, respectively, from CIP as of September 30, 2023.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET (continued)

On May 10, 2021, a subsidiary of the Company’s Xi’an App-Chem, Gansu Baimeikang Bioengineering Co., Ltd. obtained a land use right and started to construct a new manufacturing plant in Yumen City (“Yumen Project”), Gansu Province, with an initial budget of RMB 40.0 million (approximately $5.6 million) including the construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The budget increased to a total of RMB 200.00 million due to the increase in scale. The construction of Yumen Project is initially expected to be completed by October 2022. Due to the increase in scale and the resurgence of the COVID-19 pandemic, which resulted in the implementation of significant governmental measures, including lockdowns, closures, quarantines and travel bans, the construction work is estimated to be completed in December 2024.

As of September 30, 2023, the Company has spent approximately $5.6 million on the CIP projects located in Yumen, with deposit of additional construction of $6.7 million and equipment procurement of $1.9 million. The future minimum capital expenditure on this CIP project is estimated to be approximately $5.0 million for the next 12 months. The Company currently plans to support its ongoing CIP project construction through cash flows from operations, cash on hand, bank borrowings and equity offering.

As of September 30, 2023, future minimum capital expenditures on the Company’s the CIP project are estimated as follows:

Years ending September 30,	Yumen CIP Project
2024	$5,000,000
2025	-
2026	-
2027	-
Total	$5,000,000